UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 14, 2022
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11111 Katy Freeway, Suite 1006, Houston, TX 77079
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01    Other Events
On January 14, 2022, Nuverra Environmental Solutions, Inc., a Delaware corporation (the “Company” or “Nuverra”), established a record date of January 24, 2022 for determining the holders of the Company’s common stock entitled to execute and deliver written consents to (i) approve that certain Agreement and Plan of Merger, dated December 12, 2021 (the “Merger Agreement”) among the Company, Select Energy Services, Inc. (“Select”), Navy Merger Sub, Inc. and Navy Holdco, LLC, and (ii) approve, on a nonbinding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement. Only holders of record of the Company’s common stock at the close of business on January 24, 2022, will be notified of and be entitled to execute and deliver a written consent.
No Offer or Solicitation
This communication relates to the Integrated Mergers (as defined in the Merger Agreement) between the Company and Select. This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Integrated Mergers. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It.
In connection with the Integrated Mergers, Select filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on January 6, 2022, which includes a consent statement and prospectus of the Company and Select. The Integrated Mergers will be submitted to the Company’s stockholders for their consideration. The Company and Select may also file other documents with the SEC regarding the Integrated Mergers. After the registration statement has been declared effective by the SEC, a definitive consent statement/prospectus will be mailed to the stockholders of the Company. This document is not a substitute for the registration statement and consent statement/prospectus that will be filed with the SEC or any other documents that the Company or Select may file with the SEC or send to stockholders of the Company in connection with the Integrated Mergers. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CONSENT STATEMENT/PROSPECTUS REGARDING THE INTEGRATED MERGERS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE INTEGRATED MERGERS AND RELATED MATTERS. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from the Company by contacting the Company at 11111 Katy Freeway, Suite 1006, Houston, Texas 77079.
Participants in the Solicitation
The Company, Select and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of consents of the Company’s stockholders in connection with the Integrated Mergers and the related transactions. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of the Company’s directors and officers, including a description of their direct interests, by security holdings or otherwise, in the Company’s filings with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of Select’s directors and officers, including a description of their direct interests, by security holdings or otherwise, in Select’s filings with the SEC. Additional information regarding the interests of participants in the solicitation of consents in connection with the proposed Integrated Mergers will be included in the consent statement/prospectus.

Forward Looking Statements
This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the conditions to the completion of the Integrated Mergers, including the required approval by the Company’s stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the risk that any announcements relating to the Integrated Mergers could have adverse effects on the market price of Select’s or the Company’s common stock, the risk that the Integrated Mergers and their announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, the parties’ ability to meet expectations regarding the timing and completion of the Integrated Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Integrated Mergers or the Merger Agreement; and the amount of the costs, fees, expenses and other charges related to the the parties’ ability to meet expectations regarding the timing and completion of the Integrated Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Integrated Mergers or the Merger Agreement; and the amount of the costs, fees, expenses and other charges related to the Integrated Mergers. The Company and Select undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: January 14, 2022	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary